OAK RIDGE FUNDS, INC.

     Supplement to Prospectus Dated March 1, 1999

FEES AND EXPENSES OF THE FUNDS

The Large Cap Fund commenced operations after March 1,
1999. On the basis of the Fund's actual operations, the information contained in the "Annual Fund Operating
Expenses" table is being updated as follows:

                                              Large Cap Fund
                                         Class A        Class C

Management fee                            0.60%          0.60%
Distribution and service (12b-1) fees     0.25%          1.00%
Other expenses                            7.95%          6.76%
Total Annual Fund Operating Expenses      8.80%          8.36%
Fee waiver/expense reimbursement         (6.80)%        (5.61)%
Net expenses                              2.00%          2.75%


On the basis of the revisions to the Large Cap Fund's annual operating expenses, corresponding revisions are being made to the "Example" as follows:

                    1 Year       3 Years      5 Years      10 Years

Large Cap Fund
    Class A         $1,252       $2,812       $4,256        $7,411

    Class C         $  822       $2,384       $3,843        $7,082

(The 4.25% maximum sales charge imposed on purchases of Class A shares is reflected in the Example.)


     This information supplements and to the extent applicable supersedes the information contained on pages 5 and 6 of the Prospectus.



  Please retain this Supplement with your Prospectus.

  The date of this Prospectus Supplement is July 20, 1999.